                            ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT ("Agreement"), is made and entered into as of February 29, 2000, by and among Laser Components GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of the Federal Republic of Germany ("Buyer"), on the one hand; and Laser Photonics, Inc., a Delaware corporation ("LSPT") and Laser Analytics, Inc., a Massachusetts corporation ("LAI") (LSPT and LAI are collectively referred to as "Seller"), on the other hand.

                                    RECITALS

     WHEREAS, LAI owns and operates a business which is engaged in the business of manufacturing certain lead salt diode laser equipment (the "Business") and is located at 10 Upton Drive, Wilmington, Massachusetts 01887 (the "Wilmington Facility"); and

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller certain assets (the "Transferred Assets"), which are used in operating the Business, in exchange for a cash payment of $213,000 and the assumption of certain of Seller's liabilities;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

     1.  TRANSFER OF ASSETS.

     1.1 TRANSFERRED ASSETS. On the basis of the representations and warranties and subject to the terms and conditions hereinafter set forth, on the Closing Date, (defined below) Seller shall transfer or shall cause to be transferred to Buyer, and Buyer shall acquire, the Transferred Assets. As used in this Agreement, the term "Transferred Assets" means the assets of Seller described in this Section 1.1 and listed on Exhibit 1.1 hereof (other than excluded assets (the "Excluded Assets"), as defined in Section 1.2, and except to the extent assets described in this Section 1.1 may be disposed of in the ordinary course of business by Seller prior to the Closing). Subject to the foregoing, "Transferred Assets" means:

     (a) All of Seller's rights, title and incidents of interest in and to its personal and real property, and equipment, to the extent such rights and interests are assignable by Seller, located at the Wilmington Facility and as described in Exhibit 1.1;

     (b) All original marketing communications material (including communications, art work, art boards, photography and negatives), sales literature, customer lists, distributor and supplier records, formulae, customer specifications, blueprints and drawings and other records, owned by and in the possession of Seller and relating solely and exclusively to the Business and located at the Wilmington Facility;

     (c) All inventories of finished goods, supplies, raw materials and work in process of the Business, located at the Wilmington Facility and as described in
Exhibit 1.1;

     (d) All machinery, equipment, furniture, fixtures, vehicles, molds, tools, and dies, and all other tangible personal property owned by Seller, located at the Wilmington Facility and as described in Exhibit 1.1; and

     (e) an exclusive license to the technology, covered by certain patents listed in Schedule 1.1(e)(1) hereto, for the manufacture, marketing and commercialization of tunable lead salt diode lasers, in the form set forth in
Schedule 1.1(e)(1) hereto.

     1.2 EXCLUDED ASSETS. All assets of Seller not expressly listed in or described in Exhibit 1.1 hereof, shall be referred to as the Excluded Assets, and shall be retained by Seller and shall not be sold and transferred to Buyer on the Closing Date (defined below). The Excluded Assets shall expressly include, among others, all assets which relate to Seller's business operations which are (i) conducted in Carlsbad, California, (ii) conducted in Orlando, Florida, (iii) relate to Seller's excimer lasers or delivery systems, and (iv) not specifically described in Exhibit 1.1.

     1.3 NO COMPETITION WITH SELLER'S EXCIMER LASER BUSINESS. For a period of two (2) years following the date of this Agreement (the "Non-Competition Period"), Buyer and its affiliates shall not, directly or indirectly, either as a consultant, agent, principal, partner, strategic partner, independent contractor, principal stockholder, or in any other representative capacity: (i) engage or participate in that part or portion of any business that is in competition in any manner with the excimer laser and related delivery systems business operations of Seller ("Business of Seller"); (ii) divert, take away or attempt to divert or take away (and during the Non-Competition Period, call on or solicit) any of Seller's clients who had a business relationship with Seller, as of and prior to the date of this Agreement, with respect to Business of Seller, within the United States or in any country in which Seller shall engage in Business of Seller; (iii) undertake planning for or organization of any business in competition with the Business of Seller within the United States or in any country in which Seller shall engage in Business of Seller, engage in business activity in competition with the Business of Seller within the United States or in any country in which Seller shall engage in Business of Seller, or combine or conspire with employees or other representatives of Seller's business within the United States or in any country in which Seller shall engage in Business of Seller for the purpose of organizing any such competitive activity within the United States or in any country in which Seller shall engage in Business of Seller; or (iv) induce or influence (or seek to induce or influence) any person who is engaged, as an employee, agent, independent contractor or otherwise by Seller within the United States or in any country in which Seller shall engage in Business of Seller to terminate his employment or engagement for purposes of engaging in competition with the Business of Seller. This Section
1.3 is not intended to limit in any way Buyer's ability to engage in any fashion or manner in a business operation related to the commercialization of tunable lead salt diode lasers or other business operations not related to the Business of Seller.


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

     1.4 NO COMPETITION WITH BUYER'S TUNABLE LEAD SALT DIODE LASER BUSINESS For a period of two (2) years following the date of this Agreement (the "Non-Competition Period"), Seller and its affiliates shall not, directly or indirectly, either as a consultant, agent, principal, partner, strategic partner, independent contractor, principal stockholder, or in any other representative capacity: (i) engage or participate in that part or portion of any business that is in competition in any manner with the tunable lead salt diode laser operations of Buyer ("Business of Buyer"); (ii) divert, take away or attempt to divert or take away (and during the Non-Competition Period, call on or solicit) any of Buyer's clients who had a business relationship with Buyer, as of and prior to the date of this Agreement, with respect to Business of Buyer, within the United States or in any country in which Buyer shall engage in Business of Buyer; (iii) undertake planning for or organization of any business in competition with the Business of Buyer within the United States or in any country in which Buyer shall engage in Business of Buyer, engage in business activity in competition with the Business of Buyer within the United States or in any country in which Buyer shall engage in Business of Buyer, or combine or conspire with employees or other representatives of Buyer's business within the United States or in any country in which Buyer shall engage in Business of Buyer for the purpose of organizing any such competitive activity within the United States or in any country in which Buyer shall engage in Business of Buyer; or
(iv) induce or influence (or seek to induce or influence) any person who is engaged, as an employee, agent, independent contractor or otherwise by Buyer within the United States or in any country in which Buyer shall engage in Business of Buyer to terminate his employment or engagement for purposes of engaging in competition with the Business of Buyer. This Section 1.4 is not intended to limit in any way Seller's ability to engage in any fashion or manner in business operations other than those related to the commercialization of tunable lead salt diode lasers.

     2.  ASSUMED LIABILITIES.

     2.1 LEASE. At the Closing (defined below), Buyer shall assume all of Seller's liabilities and obligations under the Wilmington Lease and shall make its best efforts to cause Seller to be released from all obligations under the Wilmington Lease.

     2.2 WARRANTIES. At the Closing (defined below), Buyer shall assume and agree to perform all existing and prospective obligations and liabilities, up to a total of $30,000, of Seller under all express and implied warranties related to or arising out of the operation of the Business and the Transferred Assets.

     3. CLOSING. The closing of this transaction (the "Closing") shall take place as of the close of business as of March 22, 2000 (the "Closing Date") at the offices of Matthias & Berg LLP, 1990 South Bundy Drive, Suite 790, Los Angeles, CA 90025, or at such other place and date as the parties hereto agree to in writing.

     (a) At the Closing, Seller shall transfer the Transferred Assets to Buyer, and Buyer shall assume the liabilities and obligations of Seller described in Sections 2.1 and 2.2 hereof.


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

     (b) At the Closing, Buyer shall deliver to Seller the sum of $213,000 in the form of a bank cashier's check or a wire transfer, plus documents of assumption of liability under the Wilmington Lease.

     4.  REPRESENTATIONS AND WARRANTIES OF SELLER.

     4.1 ORGANIZATION AND GOOD STANDING; DUE AUTHORIZATION. LSPT and LAI are corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and Massachusetts, respectively. Seller has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     4.2 RIGHTS TO TRANSFERRED ASSETS. At the Closing, Buyer shall receive good and marketable title to the Transferred Assets, free and clear of any lien, mortgage, charge, security interest, pledge or other encumbrance or other adverse claim or interest of any nature. Seller is the sole and exclusive owner of the Transferred Assets, as of the Closing Date. Seller has the right and power to assign all of its rights, title and interest in and to the Transferred Assets and has made no prior transfer, sale or assignment of all or any part of the Transferred Assets, and to the best of Seller's knowledge, the Transferred Assets and the exploitation of the Transferred Assets do not and will not infringe the rights granted to any other person of any kind or nature. Seller further represents and warrants that the Transferred Assets constitute all of Seller's rights and interests in, and Seller has not transferred or conveyed to any other person or entity any right or interest in the Transferred Assets.

     4.3 BINDING OBLIGATION; NO DEFAULT. Seller has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not, to the best of Seller's knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Seller is a party or by which Seller or the property of Seller may be bound or may be subject. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

     4.4 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by Seller nor compliance by Seller with the terms and conditions of this Agreement will: (a) require Seller to obtain the consent of any governmental agency; (b) constitute a material default under any indenture, mortgage or deed of trust to which Seller is a party or by which Seller or its properties may be subject; (c) cause the creation or imposition of any lien, charge or encumbrance on any of its assets; or (d) breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach or any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which Seller is subject.

     4.5 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     4.6 LITIGATION. To the best of Seller's knowledge, there is no claim, action, suit, proceeding or investigation, pending or threatened, against or involving Seller, or which questions the validity of this Agreement or seeks to prohibit, enjoin or otherwise challenge the transactions contemplated hereby, and, to the best of Seller's knowledge, there is no basis for any such claim, action, suit, proceeding or governmental investigation, pending or threatened against any of its assets before any court, agency or other governmental body which might materially and adversely affect the transactions contemplated by this Agreement.

     5.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     5.1 ORGANIZATION AND GOOD STANDING; DUE AUTHORIZATION. Buyer is a Gesellschaft mit beschrankter Haftung duly organized, validly existing and in good standing under the laws of the Federal Republic of Germany. Buyer has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

     5.2 BINDING OBLIGATION; NO DEFAULT. Buyer has duly taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not violate the terms of its Memorandum of Association, as filed with the Commercial Register for the jurisdiction in which Buyer is located, or to the best of Buyer's knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Buyer or the property of Buyer may be bound or may be subject. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     5.3 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by Buyer nor compliance by Buyer with the terms and conditions of this Agreement will: (a) require Buyer to obtain the consent of any governmental agency; (b) result in any violation or breach of any term or provision of the Memorandum of Association of Buyer; (c) constitute a material default under any indenture, mortgage, deed of trust or other document of hypothecation to which Buyer is a party or by which Buyer or its property may be subject; (d) cause the creation or imposition of any lien, charge or encumbrance on any of its assets; or (e) breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach of any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, to which Buyer is subject.

     5.4 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by


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

Buyer in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     5.5 LITIGATION. To the best of Buyer's knowledge, there is no claim, action, suit, proceeding or investigation pending or, threatened, against or involving Buyer which questions the validity of this Agreement or seeks to prohibit, enjoin or otherwise challenge the transactions contemplated hereby, and to the best of Buyer's knowledge, there is no basis for any such claim, action, suit, proceeding or governmental investigation pending or, threatened against or involving Buyer before any court, agency or other governmental body which might materially and adversely affect the transactions contemplated by this Agreement.

     6.  CONDITIONS TO SELLER'S OBLIGATIONS.

     The obligations of Seller to consummate the transactions contemplated by this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this Section
6. Seller may waive any or all of these conditions in whole or in part without prior notice; PROVIDED, HOWEVER, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Buyer of any representation, warranty, covenant or other agreement contained herein:

     6.1 REPRESENTATIONS AND WARRANTIES OF BUYER. On the Closing Date, all of the representations and warranties made herein by Buyer shall be true and correct as of that date, and all of the agreements of Buyer contained in this Agreement which are to be performed on or before the Closing Date shall have been performed.

     6.2 AUTHORIZATION OF ACTIONS. All action on the part of Buyer necessary and sufficient to authorize the execution, delivery and performance of this Agreement and the consummation the transactions provided for herein shall have been duly and validly taken by Buyer, and Seller shall have been furnished with a certificate of an officer, director or principal stockholder of Buyer setting forth a copy of the resolution or other instrument authorizing the performance of all transactions provided for in this Agreement.

     6.3 BINDING OBLIGATION; NO DEFAULT. The execution, delivery and performance of this Agreement does not and will not violate Buyer's Memorandum of Association or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Buyer is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     6.4 CONSENTS. All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Buyer and delivered to Seller.


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

     6.5 FORM OF DOCUMENTS. The form and substance of all certificates, instruments and other documents delivered to Seller under this Agreement shall be satisfactory in all reasonable respects to Seller and its counsel.

     6.6 DELIVERY OF CLOSING DOCUMENTS. Buyer shall have delivered to Seller on the Closing Date the closing documents required to be delivered pursuant to
Section 10 in form and substance satisfactory to Seller and its counsel.

     6.7 ABSENCE OF PROCEEDINGS. No suit, action, investigation or other proceeding shall be pending or threatened before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory agency or authority shall have been threatened, which seeks (or, in the case of an investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with the Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

     7.  CONDITIONS TO BUYER'S OBLIGATIONS.

     The obligations of Buyer to consummate the transactions contemplated this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this Section 7. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Seller of any representation, warranty, covenant or other agreement contained herein:

     7.1 REPRESENTATIONS AND WARRANTIES OF SELLER. On the Closing Date, all of the representations and warranties made herein by Seller shall be true and correct as of that date, and all of the agreements of Seller contained in this Agreement which are to be performed on or before the Closing Date shall have been performed.

     7.2 AUTHORIZATION OF ACTIONS. All action on the part of Seller necessary and sufficient to authorize the execution, delivery and performance of this Agreement and the consummation the transactions provided for herein shall have been duly and validly taken by Seller, and Buyer shall have been furnished with a certificate of an officer, director or principal stockholder of Seller setting forth a copy of the resolution or other instrument authorizing the performance of all transactions provided for in this Agreement.

     7.3 BINDING OBLIGATION; NO DEFAULT. The execution, delivery and performance of this Agreement does not and will not violate Seller's Articles of Incorporation or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Seller is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.


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

     7.4 CONSENTS. All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Seller and delivered to Buyer.

     7.5 FORM OF DOCUMENTS. The form and substance of all certificates, instruments and other documents delivered to Buyer under this Agreement shall be satisfactory in all reasonable respects to Buyer and its counsel.

     7.6 DELIVERY OF CLOSING DOCUMENTS. Seller shall have delivered to Buyer on the Closing Date the closing documents required to be delivered pursuant to
Section 11 in form and substance reasonably satisfactory to Buyer and its counsel.

     7.7 ABSENCE OF PROCEEDINGS. No suit, action, investigation or other proceeding shall be pending before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory authority shall have been threatened, which seeks (or, in the case of investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

     8.  OTHER AGREEMENTS.

     8.1 AGREEMENT TO OBTAIN CONSENTS AND APPROVALS. Buyer and Seller shall cooperate with one another to use their best efforts to obtain any and all governmental or third-party consents and approvals necessary to complete the transactions contemplated by this Agreement.

     8.2 AGREEMENT CONCERNING CONDITIONS TO CLOSING. Seller and Buyer shall agree to use their best efforts to cause the conditions set forth in Sections 6 and 7 to be met prior to the Closing Date.

     8.3 ASSIGNMENT OF BUSINESS NAME. Following the Closing, Seller shall cause LAI to change LAI's corporate name to a name other than "Laser Analytics."

     9. ACCESS TO INFORMATION. After the Closing Date, Seller and Buyer shall cooperate fully with each other to provide information reasonably requested by the other with respect to any claims, demands, tax or other audits, suits, actions and proceedings by or against either Seller or Buyer, as the case may be, relating to the Transferred Assets


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

     10. CLOSING DOCUMENTS TO BE DELIVERED BY SELLER. At the Closing, Seller shall deliver to Buyer:

     10.1 BILL OF SALE AND ASSIGNMENT. A bill of sale and assignment covering the Transferred Assets, a form of which is attached hereto as Exhibit 10.1.

     10.2 CERTIFICATE. A certificate dated the Closing Date, signed by a duly authorized officer of Seller, stating that all of Seller's representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

     10.3 FURTHER INSTRUMENTS. Such further instruments with respect to the transactions contemplated by this Agreement as Seller is required to deliver or as Buyer may reasonably request.

     11. CLOSING DOCUMENTS TO BE DELIVERED BY BUYER. At the Closing, Buyer shall deliver to Seller:

     11.1 PURCHASE PRICE. A cashier's check or wire transfer in the amount of $213,000, payable to Laser Photonics, Inc.

     11.2 ASSUMPTIONS. Instruments of assumption of the Wilmington Lease and the warranties and obligations referred to in Section 2.2 hereof.

     11.3 CERTIFICATE. A certificate dated the Closing Date, signed by a duly authorized officer of Seller, stating that all of Buyer's representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

     11.4 FURTHER INSTRUMENTS. Such further instruments with respect to the transactions contemplated by this Agreement as Buyer is required to deliver or as Seller may reasonably request.

     12.  INDEMNIFICATION; NOTICE OF BREACH.

     12.1 BUYER'S INDEMNIFICATION. After the Closing, Buyer shall protect, defend, indemnify and hold harmless Seller, its subsidiaries, and their officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Seller or its subsidiaries and which are related to any breach by Buyer of its representations and warranties in this Agreement.

     12.2 SELLER'S INDEMNIFICATION. After the Closing, Seller shall protect, defend, indemnify and hold harmless Buyer, its officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred


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

by Buyer or its subsidiaries and which are related to any breach by Seller of its representations and warranties in this Agreement.

     12.3 NOTICE. If any action, suit or proceeding shall be commenced, or any claim or demand shall be asserted, in respect or which one party (the "Indemnitee") proposes to demand indemnification under Section 12.1 or 12.2, the party from which indemnification is sought (the "Indemnitor") shall be notified to that effect with reasonable promptness and shall have the right to assume the entire control of (including the selection of counsel), subject to the right of the Indemnitee to participate (with counsel of its choice) in, the defense, compromise or settlement thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (a) the employment of such counsel by the Indemnitee has been specifically authorized by the Indemnitor, or
(b) the named parties to any such action (including any impleaded parties) include both the Indemnitee and the Indemnitor and the Indemnitee shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor. The Indemnitee shall cooperate fully in all respects with the Indemnitor in any such defense, compromise or settlement, including, without limitation, by making available all pertinent information under its control to the Indemnitor. The Indemnitor shall not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitee, PROVIDED, HOWEVER, that in the event the approval described above is withheld, then the liabilities of the Indemnitor shall be limited to the total sum representing the amount of the proposed compromise or settlement and the amount of counsel fees accumulated at the time such approval is withheld.

     13.  MISCELLANEOUS.

     13.1 BROKERAGE AND FINDER'S FEES. The parties represent to and agree with each other that no broker or finder has been or shall be involved in any manner in the negotiation or consummation of the transactions contemplated hereby. Seller agrees to indemnify and save Buyer harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation made or alleged to have been made by Seller. Buyer agrees to indemnify and save Seller and one or more of its subsidiaries harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person or persons on the basis of any statement or representation made or alleged to have been made by Buyer.

     13.2 EXPENSES. Each of the parties to this Agreement shall bear all of its own expenses incurred by it in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

     13.3 RISK OF LOSS. The risk of any loss, damage, impairment, confiscation or condemnation of the Transferred Assets or any part thereof shall be upon Seller at all times prior to the Closing, and upon Buyer at all times after the Closing. Prior to the Closing, in the event of any such loss, damage, impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, Seller's insurance policy, judgment or award with respect thereto shall be payable to Seller, and Seller shall have no obligation to Buyer to repair, replace or restore any such property or to pay all or any part of such proceeds to Buyer.

     13.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer and Seller in this Agreement or in any instrument or document delivered prior to or on the Closing Date shall survive for a period of one year following the Closing.

     13.5 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the California. Buyer and Seller agree that any dispute arising under this Agreement, whether during the term of the Agreement or at any subsequent time, shall be resolved exclusively in the courts of the State of California and Buyer and Seller hereby submit to the jurisdiction of such courts for all purposes provided herein. Buyer hereby appoints Kenneth P. Roberts, Esq. At the office and fax number described in
Section 13.6 hereof, as Buyer's agent for service of process for all purposes provided herein, or in the event such person shall no longer serve as such agent for service of process, and Buyer shall not appoint another qualified person located in the State of California, to act as agent for service of process, Buyer shall appoint the Secretary of State of the State of California as agent for service of process for all purposes provided herein.

     13.6 NOTICES. All necessary notices or correspondence required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or when mailed by first class certified mail, return receipt requested, postage prepaid, or when telecopied with a confirmation copy hand delivered or sent by first class mail:

          If to Seller:                Laser Photonics, Inc.
                                       2431 Impala Drive
                                       Carlsbad, CA 92008
                                       Fax: 760-602-3320
                                       Attn: Dennis McGrath

          With a copy to:              Matthias & Berg LLP
                                       1990 South Bundy Drive
                                       Suite 790
                                       Los Angeles, California 90025
                                       Fax: 310-820-8313
                                       Attn: Jeffrey P. Berg

          If to Buyer:                 Laser Components GmbH
                                       Werner von Siemens Strasse, 15
                                       D-82140 Olching
                                       Federal Republic of Germany
                                       Fax: 49-8142-28611
                                       Attn:  Gunther Paul

          With a copy to:              Kenneth P. Roberts, Esq.
                                       6355 Topanga Canyon Blvd
                                       Suite 403
                                       Woodland Hills, California 91367
                                       Fax: 818-888-2686

     13.7 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties hereto. This Agreement supersedes any and all previous agreements, commitments and understandings among the parties hereto, whether such agreements, commitments or understandings were oral or written, and neither party hereto has relied or will rely on any representation of the other except to the extent set forth herein.

     13.8 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     13.9 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other, and each party hereto shall have the right to execute a signed document called for under this Agreement, including this Agreement, by means of facsimile transmission.

     13.10 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     13.11 AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver shall be binding on Buyer only if such amendment or waiver is set forth in a writing executed by Buyer, and provided that any such amendment or waiver shall be binding on Seller only if such amendment or waiver is set forth in a writing executed by Seller. The waiver of any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

     13.12 PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     13.13 FURTHER ASSURANCES. After the Closing, Buyer and Seller shall perform such further acts as may be necessary to transfer and convey title to an possession of the Transferred Assets to Buyer, and otherwise comply with the terms of this Agreement. After the Closing Date, Buyer and Seller shall give to each other, upon reasonable notice, reasonable access to all relevant books, contracts and records concerning the Business as may be required by Buyer in its conduct thereof or by Seller for purposes of preparation of its audited financial statements.

     13.14 ATTORNEYS' FEES. In any action at law or in equity to enforce or construe any provisions or rights under this Agreement, the unsuccessful party or parties to such litigation, as determined by a court pursuant to a final order, judgment or decree, shall pay to the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by such successful party or parties (including, without limitation, such costs, expenses and fees on any appeal), which costs, expenses and attorneys' fees shall be included as part of any order, judgment or decree.

     13.15 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     13.16 FAILURE OF CONDITIONS; TERMINATION. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either Buyer or Seller have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     13.17 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or any specific term or conditions hereof.

     13.18 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, Buyer and Seller severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of his, her or its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and
(d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     13.19 LITIGATION BY THIRD PARTIES. In the event that suit is brought by a third party to enjoin or otherwise interfere with the consummation of the transactions contemplated herein, the parties agree that the bringing of such litigation shall not entitle any party hereto to terminate the within Agreement, but that the parties shall bring an action for declaratory relief before a court of competent jurisdiction and shall terminate this Agreement if such court adjudges termination to be required by the rights of such third party.

     13.20. INCORPORATION OF RECITALS. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

            IN WITNESS WHEREOF, Seller has caused this Agreement to be duly executed and delivered in its name and on its behalf, and each of Buyer and Buyer has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written at Carlsbad, California.


                                    ("LSPT")

                                    LASER PHOTONICS, INC.
                                    a Delaware corporation



                                    By: /s/ Jeffrey O'Donnell
                                       -------------------------------
                                        Jeffrey O'Donnell, President


                                    ("LAI")

                                    LASER ANALYTICS, INC.
                                    a Massachusetts corporation



                                    By: /s/ Jeffrey O'Donnell
                                       -------------------------------
                                        Jeffrey O'Donnell, President


                                    ("Buyer")

                                    LASER COMPONENTS GMBH



                                    By: /s/ Gunther Paul
                                       -------------------------------
                                       Gunther Paul